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                                  EXHIBIT 23.1
               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 7, 2000, in the Registration Statement (Form S-l No. 333- ) and related Prospectus of Sequoia Software Corporation dated February 8, 2000.

                                                          /s/ Ernst & Young LLP

Baltimore, Maryland
February 7, 2000